Financing Obligations	6 Months Ended
Dec. 31, 2022
Financing Obligation [Abstract]
Financing Obligations

6.      Financing Obligations

The Company’s financing obligations, net of discounts, consist of the following:

	As of December 31, 2022	As of June 30, 2022
Receivable financing facility	$4,628	$5,911
Equipment financing facility	2,158	2,929
Total financing obligations	6,786	8,840
Less: financing obligations, current	(6,786)	(8,840)
Total financing obligations, noncurrent	$—	$—

Receivable Financing Facility

On April 27, 2021, the Company entered into an investment arrangement in which the Company provides future receivables available to an outside investor to invest in, in exchange for an upfront payment. Through this arrangement, the Company obtains financing in the form of a large upfront payment, which the Company accounts for as a borrowing by recording the proceeds received as a financing obligation, which will be repaid through payments collected from accounts receivable debtors relating to future receivables. The financing obligation is non-recourse; however, the Company is responsible for collections as the Company must first collect payments from the debtors and remit them to the investor. The Company recognizes interest on the financed amount using the effective interest method. The effective interest rate is the interest rate that equates the present value of the cash amounts to be received by the investor with the present value of the cash amounts paid by the investor to the Company. The receivable financing facility has a term of 5 years and the arrangement allows the Company and the financier to mutually agree to roll forward the Company’s borrowings as they come due.

On August 15, 2021, November 16, 2021, February 22, 2022, May 31, 2022, and August 18, 2022, in accordance with the terms of the receivable financing facility, the Company rolled forward the receivable financing facility, enabling the Company to continue its quarterly borrowings for a minimum of a rolling twelve-months. Subject to the approval of the financier, the Company may continue rolling forward the receivable financing facility.

Equipment Financing Facility

Beginning in 2019, the Company entered into arrangements with third party financiers to secure payments of certain tablet purchases. Such arrangements generally have terms ranging from 3 — 5 years and interest rates ranging from 8%-14%. The Company then leases the tablets monetized by the financiers to one of its customers through operating leases that have 4-year terms.

In fiscal year 2022 and during the six months ended December 31, 2022, due to the Company’s liquidity position and other commitments, the Company postponed certain payments on certain arrangements with third party financiers, which resulted in the Company defaulting on said arrangements. The Company remedied the matter via repayment agreements with its third-party financiers, as discussed below.

On November 4, 2022, the Company executed an amendment with one of its third-party financiers to defer the non-payments, which increased the monthly payments due for the remaining term of the arrangement.

On November 21, 2022, the Company entered into an agreement to early terminate one of its third-party financiers’ arrangement. The Company repaid such arrangement by making a cash disbursement of $410, which extinguished all obligations and resulted in $337 being recorded as a loss on extinguishment of debt and financial obligations on the condensed consolidated statement of operations and comprehensive income (loss).

As a result of the amendment executed on November 4, 2022 and early termination executed on November 21, 2022, the default on payments due as described above has been waived and the Company is in compliance as of December 31, 2022. We have classified all of our obligations under these arrangements as short-term within financing obligations, current as of December 31, 2022 and June 30, 2022.